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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                                ----------------

       Date of Report (Date of earliest event reported): October 22, 1998



                           SMARTALK TELESERVICES, INC.
             (Exact name of registrant as specified in its charter)


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
          CALIFORNIA                       0-21579                95-4502740
 (State or Other Jurisdiction            (Commission           (I.R.S. Employer
       of Incorporation)                File Number)         Identification No.)

5080 TUTTLE CROSSING BOULEVARD                                    43016-3566
         DUBLIN, OHIO                                             (Zip Code)
     (Address of Principal
      Executive Offices)
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       Registrant's telephone number, including area code: (614) 789-8500

                                    No Change
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last report)



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Item 5.           Other

On October 22, 1998, SmarTalk TeleServices, Inc. (the "Company") announced that the previously announced review of the Company's financial statements for 1997 and the first two quarters of 1998 was nearing completion. The review has been led by the Company with the assistance of the Company's independent accountants, PricewaterhouseCoopers LLP ("PwC"). The Company's board of directors has received a substantially final report from PwC.

The Company further reported the findings of the review to date, including, among other things, the adjustments relating to the purchase accounting for the Company's 1997 acquisitions and the Company's 1997 restructuring charge.

The foregoing is a summary only and should be read in conjunction with the press release attached hereto as Exhibit 99.1, which is incorporated herein by reference in its entirety.



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
Item 7.           Exhibit

Exhibit No.       Description

99.1 Press Release: SmarTalk Announces Restatement of Financial Results for 1997 and for Q1 and Q2 1998 Nearing Completion
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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     SMARTALK TELESERVICES, INC.
                                     (Registrant)

Date: October 23, 1998             By:  /s/  Thaddeus Bereday
                                       ----------------------------------------
                                        Name:  Thaddeus Bereday
                                        Title: Vice President & General Counsel